ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

Supplement dated January 8, 2025 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) and the Summary Prospectus relating to the AST Advanced Strategies Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Mr. Edward Tostanoski will be added as a named portfolio manager on the Portfolio. Effective April 15, 2025, Mr. Marcus Perl will retire and will no longer be a named portfolio manager on the Portfolio.

To reflect these changes: (1) all references to Mr. Perl are removed from the Prospectus, SAI and the Summary Prospectus relating to the Portfolio effective April 15, 2025; and (2) the Prospectus, SAI and the Summary Prospectus relating to the Portfolio are hereby revised as follows effective immediately:

I.The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus, and the table in the “SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus are hereby revised by adding the following information with respect to Mr. Tostanoski:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Managers

PGIM Investments	PGIM Quantitative	Edward J.	Principal and	January 2025
LLC / AST	Solutions LLC	Tostanoski III, CFA	Portfolio Manager
Investment
Services, Inc.

II.The following is hereby added after the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Advanced Strategies Portfolio - PGIM Quantitative Solutions Segment:”

Edward J. Tostanoski III, CFA is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to joining PGIM Quantitative Solutions, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment Strategies and Global Portfolio Solutions teams. He earned a BSE in operations research and financial engineering from Princeton University.

III.The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Advanced Strategies Portfolio” is hereby revised by adding the following information with respect to Mr. Tostanoski:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts*	Ownership of
	Managers	Companies*	Investment		Portfolio
			Vehicles*		Securities*
PGIM	Edward J.	35/$38,443,006,782.83	2/$128,388,471.38	1/$283,421,729.29	None
Quantitative	Tostanoski III,
Solutions LLC	CFA

*Information is as of November 30, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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